                                                                    EXHIBIT 23-c



                          INDEPENDENT AUDITORS' CONSENT


  We consent to the incorporation by reference of our reports dated November 11, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of Meritor Automotive, Inc. for the year ended September 30, 1998 in the following Registration Statements of Meritor Automotive, Inc.:

                  Form           Registration No.               Purpose
                  ----           ----------------               --------

                  S-8            333-35403                      Meritor
                                                                Automotive, Inc.
                                                                Savings Plan

                  S-8            333-35407                      Meritor Automotive Inc.
                                                                Long-Term
                                                                Incentives Plan


                  S-3            333-49777                      Debt Securities


DELOITTE & TOUCHE LLP
Detroit, Michigan


December 18, 1998